                                                                    Exhibit 4.9

Number
NY ____                                                              Shares ___
                                                                SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN
NEW YORK, N.Y. OR MINNEAPOLIS, MN.

                                  COMMON STOCK

                             BLACK HILLS CORPORATION
                                                           CUSIP   092113  10  9
           (Incorporated Under the Laws of the State of South Dakota)

         This certifies that __________________ is the owner of _________fully paid and non-assessable shares, having a par value of $1 per share, of the common stock of Black Hills Corporation (hereinafter called the Corporation), transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation of the Corporation and all amendments thereof, copies of which are on file with the Transfer Agent, to all of which the holder, by acceptance hereof, assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS, the facsimile seal of the Corporation, and the signatures of its duly authorized officers.

Dated
      --------------------------------

                                        ----------------------------------------
                                                Chairman and CEO



                                        ----------------------------------------
                                         Vice President-Controller and Corporate
                                                       Secretary
Countersigned and Registered:


By
   -----------------------------------
     Transfer Agent and Registrar
     Authorized Signature

                             BLACK HILLS CORPORATION

Notice: The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations, and relative rights of the shares of each class of stock authorized to be issued, and a like full statement relative to any preferred or special class of stock in series which the Corporation is or may be authorized to issue, or has issued, as to the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right of survivorship
          and not as tenants in common
TOD transfer on death direction in event of owner's death, to person named on face

UNIF GIFT MIN ACT - _____as Custodian for ______
                   (Cust)                (Minor)
                   under Uniform Gifts to Minors
                        Act________
                            (State)

UNIF TRAN MIN ACT - _____ as Custodian for ______
                   (Cust)                 (Minor)
                   under Uniform Transfers to Minors
                           Act_______
                              (State)

       Additional abbreviations may also be used though not in the above list.


       FOR VALUE RECEIVED, ______________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO ____________________________SHARES OF THE STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ________________________ ATTORNEY, TO TRANSFER THE SAME ON THE BOOKS OF THE WITHIN-NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


         Dated               ----------------------------

                                             X
                                              ----------------------------------

NOTICE: THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRESPOND WITH THE
NAME(S) AS WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR, WITHOUT     X
ALTERATION OR ENLARGEMENT OR ANY CHANGE       ----------------------------------
WHATEVER.



                   Signature Guaranteed by   X
                                              ----------------------------------

                                              ALL GUARANTEES MUST BE MADE BY A
                                              FINANCIAL INSTITUTION (SUCH AS A
                                              BANK OR BROKER) WHICH IS A
                                              PARTICIPANT IN THE SECURITIES
                                              TRANSFER AGENTS MEDALLION
                                              PROGRAM ("STAMP"), THE NEW YORK
                                              STOCK EXCHANGE, INC. MEDALLION
                                              SIGNATURE PROGRAM ("MSP"), OR
                                              THE STOCK EXCHANGES MEDALLION
                                              PROGRAM ("SEMP") AND MUST
                                              NOT BE DATED. GUARANTEES BY A
                                              NOTARY PUBLIC ARE NOT ACCEPTABLE.